                                                                    EXHIBIT 99.2

         First Quarter 2000 Unaudited Supplemental Financial Information

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)




                                                                   March 31,                              Variance
                                                         ------------------------------         -----------------------------
                                                            2000               1999               Dollar           Percentage
                                                         -----------        -----------         ----------         ----------
Assets                                                                (Dollars in thousands)
  Cash and due from banks                                $   963,297        $ 1,168,722         $ (205,425)          (17.6)%
  Interest-bearing deposits at financial institutions         17,429             51,652            (34,223)          (66.3)
  Federal funds sold and securities
    purchased under agreements to resell                      40,023            114,790            (74,767)          (65.1)
  Trading account assets                                     207,996            280,689            (72,693)          (25.9)
  Loans held for resale                                      338,694            380,413            (41,719)          (11.0)
  Available for sale investment securities
    (amortized cost: $7,572,300 and
     $8,721,121, respectively)                             7,341,647          8,798,432         (1,456,785)          (16.6)
  Loans                                                   22,230,099         20,538,456          1,691,643             8.2
    Less: Unearned income                                    (20,365)           (33,513)            13,148            39.2
          Allowance for losses on loans                     (345,821)          (345,011)              (810)           (0.2)
                                                         -----------        -----------         ----------
        Net loans                                         21,863,913         20,159,932          1,703,981             8.5
  Premises and equipment                                     628,370            582,973             45,397             7.8
  Accrued interest receivable                                283,115            290,226             (7,111)           (2.5)
  FHA/VA claims receivable                                   104,052            139,411            (35,359)          (25.4)
  Mortgage servicing rights                                  126,905            107,639             19,266            17.9
  Goodwill and other intangibles                             955,199            725,746            229,453            31.6
  Other assets                                               479,870            868,557           (388,687)          (44.8)
                                                         -----------        -----------         ----------
        Total assets                                     $33,350,510        $33,669,182         $ (318,672)           (0.9)
                                                         ===========        ===========         ==========

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                  $ 4,185,808        $ 4,664,334         $ (478,526)          (10.3)
    Certificates of deposit of $100,000 and over           2,044,939          2,429,551           (384,612)          (15.8)
    Other interest-bearing                                17,139,323         19,367,796         (2,228,473)          (11.5)
                                                         -----------        -----------         ----------
        Total deposits                                    23,370,070         26,461,681         (3,091,611)          (11.7)
  Short-term borrowings                                    5,384,459          2,172,498          3,211,961           147.8
  Short and medium-term senior notes                         260,000            105,000            155,000           147.6
  Federal Home Loan Bank advances                            201,720            210,804             (9,084)           (4.3)
  Other long-term debt                                       829,342            969,410           (140,068)          (14.4)
  Accrued interest, expenses, and taxes                      259,274            292,126            (32,852)          (11.2)
  Other liabilities                                          347,065            413,754            (66,689)          (16.1)
                                                         -----------        -----------         ----------
        Total liabilities                                 30,651,930         30,625,273             26,657             0.1
                                                         -----------        -----------         ----------

  Commitments and contingent liabilities                           -                  -                  -               -
  Shareholders' equity
    Convertible preferred stock                               20,542             22,897             (2,355)          (10.3)
    Common stock, $5 par value; 300,000,000 shares
       authorized; 135,486,993 and 142,570,077
       issued and outstanding, respectively                  677,435            712,850            (35,415)           (5.0)
    Additional paid-in capital                               741,908            767,396            (25,488)           (3.3)
    Retained earnings                                      1,416,477          1,507,437            (90,960)           (6.0)
    Unearned compensation                                    (11,945)           (14,134)             2,189            15.5
    Unrealized gain (loss) on available for
       sale securities                                      (145,837)            47,463           (193,300)             NM
                                                         -----------        -----------         ----------
        Total shareholders' equity                         2,698,580          3,043,909           (345,329)          (11.3)
                                                         -----------        -----------         ----------
        Total liabilities and shareholders' equity       $33,350,510        $33,669,182         $ (318,672)           (0.9)
                                                         ===========        ===========         ==========

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)


                                                      THREE MONTHS ENDED
                                                           MARCH 31,               VARIANCE
                                                     --------------------     ---------------------
                                                       2000        1999       DOLLAR     PERCENTAGE
                                                     --------    --------     ------     ----------
                                                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                         $469,763    $417,771    $ 51,992        12.4%
  Interest on investment securities                        --
    Taxable                                           101,691     106,580      (4,889)       (4.6)
    Tax-exempt                                         16,813      17,460        (647)       (3.7)
  Interest on deposits at financial institutions          320         987        (667)      (67.6)
  Interest on federal funds sold and securities
    purchased under agreements to resell                1,029         869         160        18.4
  Interest on trading account assets                    5,054       3,595       1,459        40.6
  Interest on loans held for resale                     6,318       7,323      (1,005)      (13.7)
                                                     --------    --------    --------
      Total interest income                           600,988     554,585      46,403         8.4
                                                     --------    --------    --------

INTEREST EXPENSE
  Interest on deposits                                189,968     213,004     (23,036)      (10.8)
  Interest on short-term borrowings                    76,696      19,254      57,442       298.3
  Interest on long-term debt                           19,574      26,630      (7,056)      (26.5)
                                                     --------    --------    --------
      Total interest expense                          286,238     258,888      27,350        10.6
                                                     --------    --------    --------

      NET INTEREST INCOME                             314,750     295,697      19,053         6.4
PROVISION FOR LOSSES ON LOANS                          17,303      16,279       1,024         6.3
                                                     --------    --------    --------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                           297,447     279,418      18,029         6.5
                                                     --------    --------    --------

NONINTEREST INCOME
  Service charges on deposit accounts                  42,031      38,867       3,164         8.1
  Mortgage banking revenues                            22,872      27,487      (4,615)      (16.8)
  Bank card income                                      8,422       2,960       5,462       184.5
  Factoring commissions                                 7,144       7,028         116         1.7
  Trust service income                                  6,665       6,710         (45)       (0.7)
  Profits and commissions from trading activities       1,463         345       1,118       324.1
  Investment securities gains                              --          11         (11)     (100.0)
  Other income                                         38,972      42,846      (3,874)       (9.0)
                                                     --------    --------    --------
      Total noninterest income                        127,569     126,254       1,315         1.0
                                                     --------    --------    --------

NONINTEREST EXPENSE
  Salaries and employee benefits                      128,731     123,230       5,501         4.5
  Net occupancy expense                                23,399      20,235       3,164        15.6
  Equipment expense                                    21,075      19,020       2,055        10.8
  Goodwill and other intangible amortization           15,847      12,863       2,984        23.2
  Other expense                                        82,653      82,891        (238)       (0.3)
                                                     --------    --------    --------
      Total noninterest expense                       271,705     258,239      13,466         5.2
                                                     --------    --------    --------

      EARNINGS BEFORE INCOME TAXES                    153,311     147,433       5,878         4.0
Income taxes                                           51,974      50,083       1,891         3.8
                                                     --------    --------    --------
      NET EARNINGS                                   $101,337    $ 97,350    $  3,987         4.1
                                                     ========    ========    ========

      NET EARNINGS APPLICABLE TO COMMON SHARES       $100,925    $ 96,892    $  4,033         4.2
                                                     ========    ========    ========

EARNINGS PER COMMON SHARE
    Basic                                            $   0.74    $   0.68    $   0.06         8.8
    Diluted                                              0.73        0.67        0.06         9.0

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                             136,546     142,259      (5,713)       (4.0)
    Diluted                                           138,073     144,675      (6,602)       (4.6)

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED
                                                                      MARCH 31,
                                                                -----------------------
                                                                   2000          1999      VARIANCE   PERCENTAGE
                                                                ---------     ---------    --------   ----------
                                                                (Dollars in thousands)

Interest income                                                 $ 600,988     $ 554,585     $ 46,403         8.4 %
Interest expense                                                  286,238       258,888       27,350        10.6
                                                                ---------     ---------     --------
     NET INTEREST INCOME                                          314,750       295,697       19,053         6.4
PROVISION FOR LOSSES ON LOANS                                      17,303        16,279        1,024         6.3
                                                                ---------     ---------     --------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS      297,447       279,418       18,029         6.5
NONINTEREST INCOME
   Service charges on deposit accounts                             42,031        38,867        3,164         8.1
   Mortgage banking revenue                                        22,872        27,487       (4,615)      (16.8)
   Bank card income                                                 8,422         2,960        5,462       184.5
   Factoring commissions                                            7,144         7,028          116         1.7
   Trust service income                                             6,665         6,710          (45)       (0.7)
   Profits and commissions from trading activities                  1,463           345        1,118       324.1
   Other income                                                    38,468        33,604        4,864        14.5
                                                                ---------     ---------     --------
            Total noninterest income                              127,065       117,001       10,064         8.6
                                                                ---------     ---------     --------
NONINTEREST EXPENSE
   Salaries and employee benefits                                 128,731       123,230        5,501         4.5
   Net occupancy expense                                           23,399        20,235        3,164        15.6
   Equipment expense                                               21,075        19,020        2,055        10.8
   Goodwill and other intangibles amortization                     15,847        12,863        2,984        23.2
   Other expense                                                   82,653        82,891         (238)       (0.3)
                                                                ---------     ---------     --------
            Total noninterest expense                             271,705       258,239       13,466         5.2
                                                                ---------     ---------     --------
         EARNINGS BEFORE OTHER SIGNIFICANT ITEMS AND TAXES        152,807       138,180       14,627        10.6
OTHER SIGNIFICANT ITEMS
   Investment securities gains                                         --            11          (11)     (100.0)
   Net gain on sales of branches and other selected assets            504         1,531       (1,027)      (67.1)
   Gain on sale of credit card portfolio                               --         2,394       (2,394)     (100.0)
   Gain on securitization and sale of FHA/VA loans                     --         5,317       (5,317)     (100.0)
                                                                ---------     ---------     --------
         EARNINGS BEFORE INCOME TAXES                             153,311       147,433        5,878         4.0
Income taxes                                                       51,974        50,083        1,891         3.8
                                                                ---------     ---------     --------
         NET EARNINGS                                           $ 101,337     $  97,350     $  3,987         4.1 %
                                                                =========     =========     ========

NET EARNINGS                                                    $ 101,337     $  97,350     $  3,987         4.1 %
Other significant items, net of taxes                                (308)       (5,654)       5,346        94.6
                                                                ---------     ---------     --------
NET OPERATING EARNINGS                                            101,029        91,696        9,333        10.2
Goodwill and other intangibles amortization, net of taxes          13,322        10,564        2,758        26.1
                                                                ---------     ---------     --------
CASH OPERATING EARNINGS                                         $ 114,351     $ 102,260     $ 12,091        11.8 %
                                                                =========     =========     ========

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                           THREE MONTHS ENDED MARCH 31,
                                                  ---------------------------------------------------------------------------
                                                                     2000                                  1999
                                                  -------------------------------------  ------------------------------------
                                                                   INTEREST       FTE                     INTEREST      FTE
                                                     AVERAGE       INCOME/       YIELD/    AVERAGE         INCOME/     YIELD/
                                                     BALANCE       EXPENSE        RATE     BALANCE         EXPENSE      RATE
                                                  ------------     --------      ------  ------------     --------     ------
ASSETS                                                                            (DOLLARS IN THOUSANDS)
     Interest-bearing deposits at
       financial institutions                     $     35,491     $    320       3.63%  $    120,476     $    987        3.32%
     Federal funds sold and securities
        purchased under agreements to resell            71,232        1,029       5.81         75,954          869        4.64
     Trading account assets                            265,569        5,054       7.65        238,811        3,595        6.11
     Investment securities (1)(2)
       Taxable securities                            6,369,279      101,691       6.42      7,127,846      106,580        6.06
       Tax-exempt securities                         1,275,936       24,692       7.78      1,319,689       25,746        7.91
                                                  ------------     --------              ------------     --------
          Total investment securities                7,645,215      126,383       6.65      8,447,535      132,326        6.35

     Loans, net of unearned income (1),(3),(4)      22,030,701      477,323       8.71     20,453,815      426,254        8.45
                                                  ------------     --------              ------------     --------
          TOTAL EARNING ASSETS (1),(2),(3),(4)      30,048,208      610,109       8.17     29,336,591      564,031        7.80
                                                                   --------                               --------
     Cash and due from banks                           976,291                              1,008,050
     Premises and equipment                            632,962                                566,337
     Allowance for losses on loans                    (346,177)                              (342,679)
     Goodwill and other intangibles                    966,281                                491,474
     Other assets                                      975,249                              1,290,257
                                                  ------------                           ------------
          TOTAL ASSETS                            $ 33,252,814                           $ 32,350,030
                                                  ============                           ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
     Money market accounts                        $  3,915,206       40,080       4.12%  $  2,839,706       30,258        4.32%
     Interest-bearing checking                       3,403,196       11,641       1.38      2,105,949        8,400        1.62
     Savings deposits                                1,558,341        5,629       1.45      3,666,023       15,392        1.70
     Certificates of deposit of
      $100,000 and over                              1,978,169       26,088       5.30      2,492,888       33,480        5.45
     Other time deposits                             8,403,967      106,530       5.10      9,879,644      125,474        5.15
     Short-term borrowings
       Federal funds purchased and securities
          sold under agreements to repurchase        2,343,982       30,752       5.28      1,754,258       19,137        4.42
       Short-term senior notes                          72,527        1,113       6.17             --           --          --
       Other                                         3,005,971       44,831       6.00          2,571          117       18.46
     Long-term debt
       Federal Home Loan Bank advances                 202,083        3,012       5.99        595,347        7,350        5.01
       Subordinated capital notes                      475,499        7,759       6.56        480,702        7,849        6.62
       Medium-term senior notes                         60,000        1,025       6.87        105,000        1,761        6.80
       Trust Preferred Securities                      199,049        4,128       8.34        199,013        4,128        8.41
       Other                                           163,255        3,650       8.99        306,745        5,542        7.33
                                                  ------------     --------              ------------     --------
          TOTAL INTEREST-BEARING LIABILITIES        25,781,245      286,238       4.47     24,427,846      258,888        4.30
     Noninterest-bearing demand deposits             4,027,414           --                 4,303,509           --
                                                  ------------     --------              ------------     --------
          TOTAL SOURCES OF FUNDS                    29,808,659      286,238                28,731,355      258,888
                                                                   --------                               --------
     Other liabilities                                 602,280                                661,842
     Shareholders' equity
       Preferred stock                                  20,766                                 23,190
       Common equity                                 2,821,109                              2,933,643
                                                  ------------                           ------------
          Total shareholders' equity                 2,841,875                              2,956,833
                                                  ------------                           ------------
          TOTAL LIABILITIES AND SHAREHOLDERS'
             EQUITY                               $ 33,252,814                           $ 32,350,030
                                                  ============                           ============
     NET INTEREST INCOME (1)                                       $323,871                               $305,143
                                                                   ========                               ========
     INTEREST RATE SPREAD (1)                                                     3.70%                                   3.50%
                                                                                  ====                                    =====
     NET INTEREST MARGIN (1)                                                      4.34%                                   4.22%
                                                                                  ====                                    =====

     TAXABLE-EQUIVALENT ADJUSTMENTS
               Loans                                               $  1,242                               $  1,160
               Securities                                             7,879                                  8,286
                                                                   --------                               --------
                         Total                                     $  9,121                               $  9,446
                                                                   ========                               ========

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees, immaterial in amount, in both interest income and the calculation of the yield on loans.
(4)      Includes loans on nonaccrual status.